PROSPECTUS & APPLICATION

FRANKLIN GOLD FUND

INVESTMENT STRATEGY

GROWTH

Advisor Class

Advisor

JANUARY 1, 1997



This prospectus describes the Advisor Class shares of Franklin Gold Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's Advisor Class SAI, dated January 1, 1997, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

Advisor Class shares are only available for purchase by certain persons, including, among others, certain financial institutions (such as banks, trust companies, savings institutions and credit unions); government and tax-exempt entities; pension, profit sharing and employee benefit plans; certain qualified groups, including family trusts, endowments, foundations and corporations; Franklin Templeton Fund Allocator Series; and directors, trustees, officers and full time employees (and their family members) of Franklin Templeton Group and the Franklin Templeton Group of Funds. See "About Your Account."

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corpo-

ration, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Fund involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN

GOLD FUND - ADVISOR CLASS

JANUARY 1, 1997

WHEN READING THIS PROSPECTUS, YOU WILL SEE CERTAIN TERMS BEGINNING WITH CAPITAL LETTERS. THIS MEANS THE TERM IS EXPLAINED IN OUR GLOSSARY SECTION.

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ............................................  2

How does the Fund Invest its Assets?........................  3

What are the Fund's Potential Risks?........................  7

Who Manages the Fund? ......................................  8

How does the Fund Measure Performance?......................  9

How is the Fund Organized? ................................. 10

How Taxation Affects You and the Fund....................... 11

ABOUT YOUR ACCOUNT

How Do I Buy Shares? ....................................... 13

May I Exchange Shares for Shares of Another Fund?........... 15

How Do I Sell Shares? ...................................... 17

What Distributions Might I Receive from the Fund?........... 19

Transaction Procedures and Special Requirements............. 20

Services to Help You Manage Your Account ................... 24

GLOSSARY

Useful Terms and Definitions ............................... 27

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. Because Advisor Class shares were not offered to the public before January 1, 1997, the table is based on the historical expenses of the Class I shares of the Fund for the fiscal year ended July 31, 1996.+ Your actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES++

   Maximum Sales Charge Imposed on Purchases ....................    None

   Exchange Fee (per transaction)................................    $5.00+++

B. ANNUAL FUND OPERATING EXPENSES  (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Management Fees ..............................................     0.51%

   Rule 12b-1 Fees ..............................................      None

   Other Expenses ...............................................     0.23%

   Total Fund Operating Expenses ................................     0.74%

C  EXAMPLE

  Assume the annual return for Advisor Class shares is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

1 YEAR    3 YEARS   5 YEARS  10 YEARS

   $8       $24       $42       $93

  This is just an example. It does not represent past or future expenses or returns. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or the dividends paid on Advisor Class shares and are not directly charged to your account.

  +Unlike Advisor Class shares, the Class I shares of the Fund have a front-end sales charge and Rule 12b-1 fees.
  ++If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for these services.
  +++$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Fund's principal investment objective is capital appreciation. The Fund seeks to achieve its objective by investing in securities with the potential to increase in value, so that its own shares will in turn increase in value. The Fund's secondary objective is to provide current income through the receipt of dividends or interest from its investments. Thus, the payment of dividends may be a consideration when the Fund buys securities. The objectives are fundamental policies of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objectives will be achieved.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of issuers engaged in gold operations, including securities of gold mining finance companies, as well as operating companies with long, medium or short-life mines. As a fundamental policy, the Fund will concentrate its investments in securities of issuers engaged in mining, processing or dealing in gold or other precious metals, such as silver, platinum and palladium. This means that the Fund will invest at least 25% of its total assets in these securities, except for temporary periods when unusual and adverse economic conditions exist in those industries.

The Fund will normally invest in common stocks and securities convertible into common stocks, such as convertible preferred stock, convertible debentures, and convertible rights and warrants, all of which may be traded on a securities exchange or over-the-counter. The Fund may also buy preferred stocks and debt securities, such as notes, bonds, debentures or commercial paper (short-term debt securities of large corporations), and may place some of its cash reserves in securities of the U.S. government and its agencies, various bank debt instruments, or repurchase agreements collateralized by U.S. government securities. The Fund may invest in fixed-income and convertible securities rated below investment grade by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P"), or that are unrated but considered by Advisers to be of comparable quality. Below investment grade securities are generally those rated Ba or lower by Moody's or BB or lower by S&P. Please see the SAI for a description of ratings.

FOREIGN SECURITIES. Because the Fund invests primarily in securities of companies engaged in gold mining, a substantial part of the Fund's assets is generally invested in securities of companies domiciled or operating in one or more foreign countries. The Fund generally has invested more than 50% of its total assets in the securities of corporations located outside the U.S. While the Fund intends to acquire securities of foreign issuers only where there are public trading markets for the securities, these investments may tend to reduce the liquidity of the Fund's portfolio in the event of internal problems in the foreign countries or deteriorating relations between the U.S. and the foreign countries. Due to current internal conditions in South Africa, the Fund's indirect investments in that country, which constituted approximately 25.8% of the Fund's portfolio as of July 31, 1996, may be subject to somewhat greater risk than an investment in a country with a more stable political profile.

The Fund will ordinarily buy securities that are traded in the U.S. or sponsored or unsponsored American Depository Receipts ("ADRs"). The Fund may also buy the securities of foreign issuers directly in foreign markets as long as, in Advisers' judgment, an established public trading market exists. This means that there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund.

ADRs are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. A sponsored ADR is an ADR in which establishment of the issuing facility is brought about by the participation of the issuer and the depository institution under a deposit agreement that sets out the rights and responsibilities of the issuer, the depository and the ADR holder. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions. This ensures that ADR holders will be able to exercise voting rights through the depository with respect to the deposited securities. An unsponsored ADR has no sponsorship by the issuing facility and more than one depository institution may be involved in its issuance. An unsponsered ADR typically clears through The Depository Trust Company and, therefore, there should be no additional delays in selling the security or in obtaining dividends as a result of the security being unsponsored. Although not required, the depository normally requests a letter of non-objection from the issuer. The issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. or to distribute notices of shareholder meetings or financial information to the buyer. Therefore, there may be less information available to the investing public than with sponsored ADRs. Advisers will attempt to independently accumulate and evaluate information with respect to the issuers of the underlying securities of sponsored and unsponsored ADRs to attempt to limit the Fund's exposure to the market risk associated with these investments.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

OPTIONS, FUTURES, OPTIONS ON FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into options (including writing covered call options), futures, options on financial futures and forward foreign currency exchange contracts. The Fund's investments in these securities will be for portfolio hedging purposes in an effort to stabilize principal fluctuations to achieve the Fund's primary investment objective and not for speculation. The Fund will commit no more than 5% of its assets to premiums when buying put options.

Options, futures, options on futures and forward foreign currency exchange contracts are generally considered "derivative securities."

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions, in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisers. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement.

OTHER INVESTMENT POLICIES OF THE FUND

The Fund may invest in gold bullion and foreign currency in the form of gold coins, and make loans of its portfolio securities under certain circumstances. These investment techniques have not been used recently, but remain available in the event it is determined that they could help the Fund achieve its objectives.

ILLIQUID INVESTMENTS. The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Generally, illiquid securities are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

PERCENTAGE RESTRICTIONS. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

Because the principal investment objective of the Fund is capital appreciation, the Fund may invest in securities that are more volatile and subject to a greater degree of risk than other less volatile securities, if it is felt that the risk is justified by the potential for appreciation.

FOREIGN SECURITIES. While foreign securities are subject to many of the same influences as U.S. securities, such as general economic conditions and individual company and industry earnings prospects, they involve additional risks that can increase the potential for losses in the Fund. Among other things, the financial and economic policies of some foreign countries in which the Fund may invest are not as stable as in the U.S. Foreign issuers generally are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. corporate issuers. There may also be less government supervision and regulation of foreign securities exchanges, brokers and issuers than exist in the U.S. Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. In addition, there may be the possibility of expropriation, foreign withholding taxes, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund invested in issuers in foreign countries.

There may be less publicly available information about foreign issuers than is contained in reports and reflected in ratings published for U.S. issuers. Foreign securities markets generally have substantially less volume than the Exchange and some foreign government securities may be less liquid and more volatile than U.S. government securities. Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties.

GOLD AND PRECIOUS METALS. Due to the Fund's policy of concentrating its investments in gold and precious metal-related issuers, an investment in the Fund may involve special considerations. These include fluctuations in the price of gold; the potential effect of the concentration of the sources of supply of gold and control over the sale of gold; changes in U.S. or foreign tax, currency or mining laws; increased environmental costs; and unpredictable monetary policies and economic and political conditions. Also, even companies with strong balance sheets may be adversely impacted by lower profitability from lower gold prices.

MARKET, INTEREST RATE AND CURRENCY RISK. To the extent the Fund invests in common stock, a general market decline in any country where the Fund is invested may cause the Fund's share price to decline. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Changes in currency valuations will also affect the price of Fund shares. The value of worldwide stock markets, interest rates and currency valuations has increased and decreased in the past. These changes are unpredictable and may happen again in the future.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $150 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: R. Martin Wiskemann since 1972, Suzanne Willoughby Killea since January 1994, and Shan C. Green since June 1994.

R. Martin Wiskemann
Senior Vice President of Advisers

Mr. Wiskemann holds a degree in Business Administration from the Handelsschule of the State of Zurich, Switzerland. He has been in the securities industry for morethan 30 years, managing mutual fund equity and fixed-income portfolios and private investment accounts. He has been with the Franklin Templeton Group since 1972. Mr.Wiskemann is a member of several securities industry-related associations.

Suzanne Willoughby Killea
Portfolio Manager of Advisers

Ms. Killea holds a Master of Business Administration degree from Stanford University and a Bachelor of Arts degree from Princeton University. She has been with the Franklin Templeton Group since earning her MBA degree in 1991. She is a member of several securities industry-related associations.

Shan C. Green

Portfolio Manager of Advisers

Ms. Green holds a Master of Business Administration degree from the University of California at Berkeley. She earned her Bachelor of Science degree from State University of New York at Stony Brook. Ms. Green has been with the Franklin Templeton Group since 1994.

MANAGEMENT FEES. During the fiscal year ended July 31, 1996, management fees totaling 0.51% of the average monthly net assets of the Fund were paid to Advisers.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measure of performance is total return. Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Performance figures are usually calculated using the maximum sales charge, if applicable. Certain performance figures may not include any applicable sales charge or Rule 12b-1 fees.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW IS THE FUND ORGANIZED?

The Fund is a diversified open-end management investment company, commonly called a mutual fund. It was organized as a California corporation in 1968, and is registered with the SEC under the 1940 Act. The Fund began offering the following two classes of shares on May 1, 1995: Franklin Gold Fund, Franklin Gold Fund Series, Franklin Gold Fund - Class I and Franklin Gold Fund, Franklin Gold Fund Series, Franklin Gold Fund - Class II. All shares purchased before that time are considered Class I shares. The Fund began offering a third class of shares on January 1, 1997: Franklin Gold Fund, Franklin Gold Fund Series, Franklin Gold Fund - Advisor Class. Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Additional classes of shares may be offered in the future. A further description of Class I and Class II is set forth below.

Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund on matters that affect the Fund as a whole.

The Fund has cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of Board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The Fund does not intend to hold annual shareholder meetings. It may hold a special meeting, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares to vote on the removal of Board members. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board. A special meeting may also be called by a majority or the Board or by the written request of shareholders holding at least 20% of the shares entitled to vote at the meeting.

CLASS I AND CLASS II. Class I and Class II shares of the Fund are described in a separate prospectus relating only to those classes. You may buy Class I and Class II shares through your investment representative or directly by contacting the Trust. If you would like a prospectus relating to the Fund's Class I and Class II shares, contact your investment representative or Distributors.

Class I and Class II shares of the Fund have sales charges and Rule 12b-1 charges that may affect performance. Class I shares have a front-end sales charge of 4.50% (4.71% of the net amount invested) that is reduced on certain transactions of $100,000 or more. Class I shares are subject to Rule 12b-1 fees up to a maximum of 0.25% per year of Class I's average daily net assets. Class II shares have a 1.00% (1.01% of the amount invested) front-end sales charge and are subject to Rule 12b-1 fees up to a maximum of 1% per year of Class II's average daily net assets. Shares of Class I may be subject to, and shares of Class II are generally subject to, a Contingent Deferred Sales Charge upon redemption.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether these distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions that are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to the shares.

For corporate shareholders, 13.28% of the ordinary income distributions (including short-term capital gain distributions) paid by the Fund for the fiscal year ended July 31, 1996, qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. These restrictions are discussed in the SAI.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of foreign taxes paid by the Fund. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct your share of the foreign taxes in computing your taxable income or to claim a credit for the taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any credits and the amount of foreign source income (including any foreign taxes paid by the Fund) to be included in your income tax returns. You should consult your tax advisor as to the availability of foreign tax payments as deductions on your tax return.

The Fund may limit its holdings of foreign securities to avoid investment in certain Passive Foreign Investment Companies ("PFIC") and the imposition of a PFIC tax on the Fund resulting from such investments. While the Fund invests in foreign securities, it is generally not its intention to invest in foreign equity securities of issuers that meet the U.S. tax definition of a PFIC. To the extent that the Fund makes such an investment, however, the Fund may be subject to both an income tax and an additional tax in the form of an interest charge with respect to such investment. To the extent possible, the Fund will avoid such taxes by not investing in PFIC securities or by adopting other tax strategies for any PFIC securities it does buy.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should also consult your tax advisor with respect to the applicability of any state and local intangible property or income taxes to your shares of the Fund and distributions and redemption proceeds received from the Fund.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

You may buy shares with a minimum initial investment of $5 million (in the aggregate) in one or more Advisor Class shares of the Franklin Templeton Funds ($25 for subsequent investments) except if you fall in one of the following categories of investors satisfying one of the following criteria:

(a) Broker-dealers, qualified registered investment advisors or certified financial planners, who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs;

(b) Qualified registered investment advisors or registered certified financial planners who have clients invested in Mutual Series on October 31, 1996;

(c) Qualified registered investment advisors or registered certified financial planners who did not have clients invested in Mutual Series on October 31, 1996 may buy through a broker-dealer or service agent who has entered into an agreement with Distributors;

(d) Employer stock, bonus, pension or profit-sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, are subject to no initial investment requirement if the number of employees is 5,000 or more or the plan has assets of $50 million or more;

(e) Effective on or about February 1, 1997, participants in Franklin Templeton's 401(k) and Franklin Templeton's Profit Sharing Plans;

(f) Trust companies and bank trust departments initially investing in any of the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies, bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion;

(g) Governments, municipalities and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code (subject to an initial investment in Advisor Class shares of $1 million);


(h) Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group may also purchase Advisor Class shares of the Fund if the group as a whole meets the required minimum initial investment of $5 million;

(i) Directors, trustees, officers and full-time employees (and members of their immediate family) of Franklin Templeton Group and Franklin Templeton Group of Funds who invest $100 or more;

(j) Accounts managed by the Franklin Templeton Group;

(k) Each series of Franklin Templeton Fund Allocator Series that invests $1,000 or more.

If you are covered in any of the categories above, and currently own Class I shares of the Fund, you may have the proceeds of the redemption of your Class I shares invested into the Fund's Advisor Class shares of the Fund during a six month period ending on June 30, 1997. Generally, for federal income tax purposes, there will be no recognition of gain or loss associated with such a transaction. If you wish to invest the proceeds of the redemption of your Class I shares in Advisor Class shares of the Fund, send us your redemption and purchase instructions in writing. You may wish to consult with your tax advisor to determine whether there are any state income tax consequences to such a transaction.

The qualified group referred to in Item (h) above, is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

If you are subject to the $5 million minimum investment requirement, the cost or current value (whichever is higher) of your investment in other funds in the Franklin Templeton Funds will be included for purposes of determining compliance with the required minimum investment amount, provided that at least $1 million is invested in Advisor Class shares of the Franklin Templeton Funds.

The minimum for subsequent investments in Advisor Class shares is; $25 for most purchases of Advisor Class shares of the Fund and for purchases by directors, trustees, officers and full-time employees (and members of their immediate family) of Franklin Templeton Group and Franklin Templeton Funds; and $1,000 for each series of Franklin Templeton Fund Allocator Series.

PURCHASE PRICE OF FUND SHARES

Advisor Class shares are purchased at Net Asset Value without a sales charge.

Securities Dealers may receive compensation up to 0.25% of the amount invested from Distributors or an affiliated company.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction for taxable investors.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Advisor Class shares.


METHOD                   STEPS TO FOLLOW

BY MAIL                  1. Send us written instructions signed by all account
                            owners

                         2. Include any outstanding share certificates for the
                            shares you're exchanging

BY PHONE                 Call Shareholder Services

                         If you do not want the ability to exchange by phone to apply to your account, please let us know.

THROUGH YOUR DEALER      Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

HOW WE PROCESS YOUR EXCHANGE

If you are exchanging your Advisor Class shares of the Fund you may:

o exchange into any of our money funds except Franklin Templeton Money Fund II.

o exchange into the other Advisor Class shares of the Franklin Templeton Funds (excluding Templeton Developing Markets Trust, Templeton Foreign Fund and Templeton Growth Fund, except as described below) Mutual Series Class Z shares and Templeton Institutional Funds, Inc., if you meet the investment requirements of the fund to be acquired.

o exchange into the Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund and Templeton Growth Fund if you fall into one of the following categories: (i) you are a broker-dealer or a qualified registered investment advisor who has entered into a special agreement with Distributors for your clients who are participating in comprehensive fee programs; (ii) you are a qualified registered investment advisor or certified financial planner who has clients invested in Mutual Series on October 31, 1996; (iii) you are a qualified registered investment advisor or certified financial planner who did not have clients invested in Mutual Series on October 31, 1996 and are buying through a broker-dealer or service agent who has entered into an agreement with Distributors; (iv) you are a director, trustee, officer or full-time employee (or a family member) of the Franklin Templeton Group or the Franklin Templeton Funds; (v) you are a participant in Franklin Templeton's 401(k) or Franklin Templeton's Profit Sharing Plans; (vi) the exchanging shareholder is an account managed by the Franklin Templeton Group; or (vii) the exchanging shareholder is a series of the Franklin Templeton Fund Allocator Series.

o If the fund you are exchanging into does not offer Adviosr Class shares, you may exchange into the Class I shares of the fund at Net Asset Value.

Please be aware that the following restrictions may apply to exchanges:

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy upon 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i)we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW

BY MAIL          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you are selling

                 3. Provide a signature guarantee if required

                 4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.

METHOD           STEPS TO FOLLOW

BY PHONE

(Only available if you have completed and sent to us the telephone redemption agreement included with this prospectus)

               Call Shareholder Services

               Telephone requests will be accepted:

               o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

               o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

               o Unless you are selling shares in a Trust Company retirement plan account

               o Unless the address on your account was changed by phone within the last 30 days

               o Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us if you do not want this option to be available on your account. If yo later decide you would like this option, send us written instructions signed by all account owners.

Through YourDealer  Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income monthly to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month. Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the applicable Rule 12b-1 fees of any class. Advisor Class shares are not subject to Rule 12b-1 fees.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy Advisor Class shares or Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN ADVISOR CLASS SHARES OF THE FUND. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share of each class as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares of Advisor Class at the Net Asset Value per share. We calculate it to two decimal places using standard rounding criteria. You also sell shares at Net Asset Value.

We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT     DOCUMENTS REQUIRED

CORPORATION         Corporate Resolution

PARTNERSHIP         1. The pages from the partnership agreement that identify
                       the general partners, or

                    2. A certification for a partnership agreement

TRUST               1. The pages from the trust document that identify the
                       trustees,or

                    2. A certification for trust

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions received directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is $50 or less, except for investors under categories (d), (e), (j) and (k) under "Opening Your Account." We will do this if the value of your account falls below this minimum because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to at least $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account.

You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

BROKERS AND DEALERS AND PLAN ADMINISTRATORS

You may buy and sell Fund shares through registered broker-dealers. The Fund does not impose a sales or service charge but your broker-dealer may charge you a transaction fee. Transaction fees and services may vary among broker-dealers, and your broker-dealer may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing you to establish a margin account and borrow on the value of the Fund's shares in that account. If your broker-dealer receives your order before pricing on a given day, the broker-dealer is required to forward the order to the Fund before pricing closes on that day. A broker-dealer's failure to timely forward an order may give rise to a claim by the investor against the broker.

Third party plan administrators of tax-qualified retirement plans and other entities may provide sub-transfer agent services to the Fund. In such cases, the Fund may pay the third party an annual sub-transfer agency fee that is not greater than the Fund otherwise would have paid for such services.

INSTITUTIONAL ACCOUNTS

Institutional investors will likely be required to complete an institutional account application. There may be additional methods of opening accounts and purchasing, redeeming or exchanging shares of the Fund available for institutional accounts. To obtain an institutional application or additional information regarding institutional accounts, contact Franklin Templeton Institutional Services at 1-800/321-8563 Monday through Friday, from 6:00 a.m. to 5:00 p.m. Pacific time.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                            HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.     (MONDAY THROUGH FRIDAY)

Shareholder Services     1-800/632-2301     5:30 a.m. to 5:00 p.m.

Dealer Services          1-800/524-404      5:30 a.m. to 5:00 p.m.

Fund Information         1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)   6:30 a.m. to 2:30 p.m. Saturday)

Retirement Plans         1-800/527-2020     5:30 a.m. to 5:00 p.m.

Institutional Services   1-800/321-8563     6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)   1-800/851-0637     5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARd - The Board of Directors of the Fund

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor." The three classes have proportionate interests in the Fund's portfolio. Class I and Class II differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

EXCHANGE - New York Stock Exchange

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

FRANKLIN TEMPLETON FUNDs - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MARKET TIMER(S) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

MUTUAL SERIES - Franklin Mutual Series Fund Inc., a member of the Franklin Group of Funds, formerly the Mutual Series Fund Inc. Each series of Mutual Series began offering three classes of shares on November 1, 1996, Class I, Class II and Class Z. All shares sold before that time are designated Class Z shares.

NASD - National Association of Securities Dealers, Inc.

 NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II. Advisor Class has no front-end sales charge.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.









FRANKLIN
GOLD FUND-

ADVISOR CLASS

STATEMENT OF

ADDITIONAL INFORMATION

JANUARY 1, 1997

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN


TABLE OF CONTENTS

How does the Fund Invest its Assets? ...........     2
What are the Fund's Potential Risks? ...........     7
Investment Restrictions ........................    11
Officers and Directors  ........................    12
Investment Management
 and Other Services ............................    15
How does the Fund Buy
 Securities for its Portfolio? .................    16
How Do I Buy, Sell
 and Exchange Shares? ..........................    17
How are Fund Shares Valued? ....................    19
Additional Information on
 Distributions and Taxes .......................    20
The Fund's Underwriter .........................    22
How does the Fund
 Measure Performance? ..........................    23
Miscellaneous Information ......................    25
Financial Statements ...........................    26
Useful Terms and Definitions ...................    26

APPENDIX

 Description of Ratings ........................    27

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

The Franklin Gold Fund (the "Fund") is a diversified, open-end management investment company. This SAI relates to the Advisor Class shares of the Fund. The Fund's principal investment objective is capital appreciation. The Fund seeks to achieve its objective by investing in securities with the potential to increase in value, so that its own shares will in turn increase in value. The Fund's secondary objective is to provide current income through the receipt of dividends or interest from its investments. The Fund will concentrate its investments in securities of companies engaged in mining, processing or dealing in gold or other precious metals, which is expected to result in the investment of a substantial portion of its assets in the securities of foreign issuers.

Advisor Class shares are only available for purchase by certain persons, including, among others, certain financial institutions (such as banks, trust companies, savings institutions and credit unions); government and tax-exempt entities; pension, profit sharing and employee benefit plans; certain qualified groups, including family trusts, endowments, foundations and corporations; Franklin Templeton Fund Allocator Series; and directors, trustees, officers and full time employees (and their family members) of Franklin Templeton Group and the Franklin Templeton Group of Funds.

The Prospectus, dated January 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



How does the Fund Invest its Assets?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

Foreign Securities. Because the Fund concentrates its investments in gold and precious metal-related issuers, the Fund is expected to invest a substantial portion of its assets in foreign securities. Foreign securities are securities issued by companies domiciled and operating outside the U.S. or securities issued by foreign governments. Although the Fund is not obligated to do so, the Fund presently expects that under normal conditions, more than 50% of the value of its assets may be invested in foreign securities. At any particular time a substantial portion of the Fund's assets may be invested in companies domiciled or operating in one or a very few foreign countries. The Fund may, however, invest some or all of its assets in U.S. securities when Advisers concludes that investments in U.S. companies are more likely to accomplish the Fund's objectives. On July 31, 1996, approximately 74.5% of the Fund's assets were invested in securities of foreign issuers in the following countries: 29.8% in Canada; 25.8% in South Africa; 11.9% in Australia; and 7.0% in other foreign countries.

Any investments by the Fund in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Although current regulations do not, in the opinion of Advisers, limit seriously the Fund's investment activities, if they were changed in the future they might restrict the ability of the Fund to make its investments or tend to impair the liquidity of the Fund's investments. Changes in governmental administrations, economic or monetary policies in the U.S. or abroad, or circumstances in dealings between nations could result in investment losses for the Fund and could adversely affect the Fund's operations. The Fund's investment in securities in foreign countries will involve currencies of the U.S. and of foreign countries. Therefore, changes in exchange rates, currency convertibility and repatriation may favorably or adversely affect the Fund.

Securities that are acquired by the Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid investments, if
(a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market or (b) current market quotations are readily available. The Fund will not acquire the securities of foreign issuers outside the U.S. under circumstances where, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market. You should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than many U.S. securities. Notwithstanding the fact that the Fund intends to acquire the securities of foreign issuers only where there are public trading markets, investments by the Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund's portfolio and the Fund's ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the U.S. and the foreign country deteriorate markedly.

Forward Foreign Currency Exchange Contracts. The Fund may buy or sell forward foreign currency exchange contracts. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may, in the future, assert authority to regulate forward contracts. In this event, the Fund's ability to use forward contracts in the manner set forth in the Prospectus may be restricted.

Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into these contracts. The use of forward foreign currency contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of, or rates of return on, the Fund's foreign currency denominated portfolio securities and the use of these techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward foreign currency contracts at attractive prices and this will limit the Fund's ability to use these contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of the cross-hedges are denominated.

Gold Bullion. As a means of seeking its principal objective of capital appreciation, and when it is felt to be appropriate as a possible hedge against inflation, the Fund may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that these investments will provide capital appreciation or a hedge against inflation. The Fund's ability to invest in gold bullion is restricted by the diversification requirements that the Fund must meet in order to qualify as a regulated investment company under the Code, as well as the diversification requirements of the 1940 Act.

The Fund will invest in gold bullion when the prospects of these investments are, in the opinion of Advisers, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp or assay mark of the refinery or assay office that certifies the bar's purity. Bars of gold bullion historically have traded primarily in the New York, London, and Zurich gold markets. In terms of volume, these gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to prices in the London gold market. Since the ownership of gold bullion became legal in the U.S. on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold will generally be made in U.S. markets, although these transactions may be made in foreign markets when it is deemed to be in the best interest of the Fund. Transactions in gold bullion by the Fund are negotiated with principal bullion dealers unless, in Adviser's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, assay charges and shipping costs for delivery to a custodian bank. These costs and expenses may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the Fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the Fund sells its gold bullion at a loss.

LOANS OF PORTFOLIO SECURITIES. CONSISTENT WITH PROCEDURES APPROVED BY THE BOARD AND SUBJECT TO THE FOLLOWING CONDITIONS, THE FUND MAY LEND ITS PORTFOLIO SECURITIES TO QUALIFIED SECURITIES DEALERS OR OTHER INSTITUTIONAL INVESTORS, PROVIDED THAT THESE LOANS DO NOT EXCEED 10% OF THE VALUE OF THE FUND'S TOTAL ASSETS AT THE TIME OF THE MOST RECENT LOAN. THE BORROWER MUST DEPOSIT WITH THE FUND'S CUSTODIAN BANK COLLATERAL WITH AN INITIAL MARKET VALUE OF AT LEAST 102% OF THE INITIAL MARKET VALUE OF THE SECURITIES LOANED, INCLUDING ANY ACCRUED INTEREST, WITH THE VALUE OF THE COLLATERAL AND LOANED SECURITIES MARKED-TO-MARKET DAILY TO MAINTAIN COLLATERAL COVERAGE OF AT LEAST 100%. THIS COLLATERAL SHALL CONSIST OF CASH, SECURITIES ISSUED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, OR IRREVOCABLE LETTERS OF CREDIT. THE LENDING OF SECURITIES IS A COMMON PRACTICE IN THE SECURITIES INDUSTRY. THE FUND MAY ENGAGE IN SECURITY LOAN ARRANGEMENTS WITH THE PRIMARY OBJECTIVE OF INCREASING THE FUND'S INCOME EITHER THROUGH INVESTING THE CASH COLLATERAL IN SHORT-TERM INTEREST BEARING OBLIGATIONS OR BY RECEIVING A LOAN PREMIUM FROM THE BORROWER. UNDER THE SECURITIES LOAN AGREEMENT, THE FUND CONTINUES TO BE ENTITLED TO ALL DIVIDENDS OR INTEREST ON ANY LOANED SECURITIES. AS WITH ANY EXTENSION OF CREDIT, THERE ARE RISKS OF DELAY IN RECOVERY AND LOSS OF RIGHTS IN THE COLLATERAL SHOULD THE BORROWER OF THE SECURITY FAIL FINANCIALLY.

TRANSACTIONS IN OPTIONS, FUTURES
AND OPTIONS ON FUTURES

The Fund may buy or write (sell) put and call options that trade on securities exchanges or in the over-the-counter market. The Fund may also buy or write put or call options on currencies. An option allows its holder to buy a specified security or currency (a call option) or to sell a specified security or currency (a put option) from or to the writer of the option at a set price during the term of the option. All options written by the Fund will be covered. The Fund does not currently intend to write put options, although the Fund reserves the right to do so.

WRITING CALL OPTIONS. A CALL OPTION WRITTEN BY THE FUND IS "COVERED" IF THE FUND OWNS THE UNDERLYING SECURITY OR CURRENCY THAT IS SUBJECT TO THE CALL OR HAS AN ABSOLUTE AND IMMEDIATE RIGHT TO ACQUIRE THAT SECURITY OR CURRENCY WITHOUT ADDITIONAL CASH CONSIDERATION (OR FOR ADDITIONAL CASH CONSIDERATION HELD IN A SEGREGATED ACCOUNT BY ITS CUSTODIAN BANK) UPON CONVERSION OR EXCHANGE OF OTHER SECURITIES OR CURRENCIES HELD IN ITS PORTFOLIO. A CALL OPTION IS ALSO COVERED IF THE FUND HOLDS A CALL ON THE SAME SECURITY OR CURRENCY AND IN THE SAME PRINCIPAL AMOUNT AS THE CALL WRITTEN WHERE THE EXERCISE PRICE OF THE CALL HELD (A) IS EQUAL TO OR LESS THAN THE EXERCISE PRICE OF THE CALL WRITTEN OR (B) IS GREATER THAN THE EXERCISE PRICE OF THE CALL WRITTEN IF THE DIFFERENCE IS MAINTAINED BY THE FUND IN CASH AND HIGH-GRADE DEBT SECURITIES IN A SEGREGATED ACCOUNT WITH ITS CUSTODIAN BANK. THE PREMIUM PAID BY THE BUYER WILL REFLECT, AMONG OTHER THINGS, THE RELATIONSHIP OF THE EXERCISE PRICE TO THE MARKET PRICE AND VOLATILITY OF THE UNDERLYING SECURITY OR CURRENCY, THE REMAINING TERM OF THE OPTION, SUPPLY AND DEMAND AND INTEREST RATES.

The Fund may have no control over when the underlying securities or currencies must be sold since, with regard to certain options, the Fund may be assigned an exercise notice at any time before the termination of the obligation. Whether or not an option expires unexercised, the Fund retains the amount of the premium. This amount may be offset by a decline in the market value of the underlying security or currency during the option period. If a call option is exercised, the Fund experiences a profit or loss from the sale of the underlying security or currency.

If the Fund wishes to terminate its obligation, it may effect a "closing purchase transaction." This is done by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be canceled by the clearing corporation. The Fund may not, however, effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction." This is done by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will allow the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. Also, effecting a closing transaction will allow the proceeds from the sale of any securities or currencies subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will effect a closing transaction before or at the same time as the sale of the security or currency.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

BUYING CALL OPTIONS. THE FUND MAY BUY CALL OPTIONS ON SECURITIES OR CURRENCIES THAT IT INTENDS TO BUY IN ORDER TO LIMIT THE RISK OF A SUBSTANTIAL INCREASE IN THE MARKET PRICE OF THE SECURITY OR CURRENCY. THE FUND MAY ALSO BUY CALL OPTIONS ON SECURITIES OR CURRENCIES HELD IN ITS PORTFOLIO AND ON WHICH IT HAS WRITTEN CALL OPTIONS. BEFORE ITS EXPIRATION, A CALL OPTION MAY BE SOLD IN A CLOSING SALE TRANSACTION. PROFIT OR LOSS FROM THE SALE WILL DEPEND ON WHETHER THE AMOUNT RECEIVED IS MORE OR LESS THAN THE PREMIUM PAID FOR THE CALL OPTION PLUS THE RELATED TRANSACTION COSTS.

WRITING PUT OPTIONS. THE OPERATION OF PUT OPTIONS, INCLUDING THEIR RELATED RISKS AND REWARDS, IS SUBSTANTIALLY IDENTICAL TO THAT OF CALL OPTIONS.

The Fund may write put options only on a covered basis. This means that the Fund must maintain in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. The rules of the clearing corporation currently require that these assets be deposited in escrow to secure payment of the exercise price. The Fund may generally write covered put options in circumstances where Advisers wants to buy the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In this event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

BUYING PUT OPTIONS. THE FUND MAY BUY PUT OPTIONS. THE FUND MAY ENTER INTO CLOSING SALE TRANSACTIONS WITH RESPECT TO THESE OPTIONS, EXERCISE THEM OR ALLOW THEM TO EXPIRE.

The Fund may buy a put option on an underlying security or currency owned by the Fund (a "protective put") as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when Advisers deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also buy put options at a time when the Fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OVER-THE-COUNTER OPTIONS ("OTC" OPTIONS). THE FUND MAY WRITE COVERED PUT AND CALL OPTIONS AND BUY PUT AND CALL OPTIONS THAT TRADE IN THE OVER-THE-COUNTER MARKET TO THE SAME EXTENT THAT IT MAY ENGAGE IN EXCHANGE TRADED OPTIONS. OTC OPTIONS DIFFER FROM EXCHANGE TRADED OPTIONS IN CERTAIN MATERIAL RESPECTS.

OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options. OTC options, however, are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. The writer of an OTC option is paid the premium in advance by the dealer.

OPTIONS ON STOCK INDICES. THE FUND MAY BUY CALL AND PUT OPTIONS ON STOCK INDICES IN ORDER TO HEDGE AGAINST THE RISK OF MARKET OR INDUSTRY-WIDE STOCK PRICE FLUCTUATIONS. CALL AND PUT OPTIONS ON STOCK INDICES ARE SIMILAR TO OPTIONS ON SECURITIES EXCEPT THAT, RATHER THAN THE RIGHT TO BUY OR SELL STOCK AT A SPECIFIED PRICE, OPTIONS ON A STOCK INDEX GIVE THE HOLDER THE RIGHT TO RECEIVE, UPON EXERCISE OF THE OPTION, AN AMOUNT OF CASH IF THE CLOSING LEVEL OF THE UNDERLYING STOCK INDEX IS GREATER THAN (OR LESS THAN, IN THE CASE OF PUTS) THE EXERCISE PRICE OF THE OPTION. THIS AMOUNT OF CASH IS EQUAL TO THE DIFFERENCE BETWEEN THE CLOSING PRICE OF THE INDEX AND THE EXERCISE PRICE OF THE OPTION, EXPRESSED IN DOLLARS MULTIPLIED BY A SPECIFIED NUMBER. THUS, UNLIKE STOCK OPTIONS, ALL SETTLEMENTS ARE IN CASH, AND GAIN OR LOSS DEPENDS ON PRICE MOVEMENTS IN THE STOCK MARKET GENERALLY (OR IN A PARTICULAR INDUSTRY OR SEGMENT OF THE MARKET) RATHER THAN PRICE MOVEMENTS IN INDIVIDUAL STOCKS.

When the Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS. THE FUND MAY ENTER INTO FUTURES CONTRACTS BASED UPON FINANCIAL INDICES ("FINANCIAL FUTURES"). FINANCIAL FUTURES CONTRACTS ARE COMMODITY CONTRACTS THAT OBLIGATE THE LONG OR SHORT HOLDER TO TAKE OR MAKE DELIVERY OF A SPECIFIED QUANTITY OF A FINANCIAL INSTRUMENT, SUCH AS A SECURITY OR THE CASH VALUE OF A SECURITIES INDEX, DURING A SPECIFIED FUTURE PERIOD AT A SPECIFIED PRICE. THE PURPOSE OF THE ACQUISITION OR SALE OF A FUTURES CONTRACT IS TO ATTEMPT TO PROTECT THE FUND FROM FLUCTUATIONS IN THE PRICE OF PORTFOLIO SECURITIES WITHOUT ACTUALLY BUYING OR SELLING THE UNDERLYING SECURITY. A "SALE" OF A FUTURES CONTRACT MEANS THE ACQUISITION OF A CONTRACTUAL OBLIGATION TO DELIVER THE CASH VALUE CALLED FOR BY THE CONTRACT ON A SPECIFIED DATE. A "PURCHASE" OF A FUTURES CONTRACT MEANS THE ACQUISITION OF A CONTRACTUAL OBLIGATION TO TAKE DELIVERY OF THE CASH VALUE CALLED FOR BY THE CONTRACT AT A SPECIFIED DATE. FUTURES CONTRACTS HAVE BEEN DESIGNED BY EXCHANGES DESIGNATED "CONTRACTS MARKETS" BY THE CFTC AND MUST BE EXECUTED THROUGH A FUTURES COMMISSION MERCHANT, OR BROKERAGE FIRM, THAT IS A MEMBER OF THE RELEVANT CONTRACT MARKET.

To the extent the Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to the change in value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of an index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The offsetting of the contractual obligation is done by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures contracts.

The Fund will not enter into futures contracts or related options for speculation but only as a hedge against changes in the value of its securities, or securities that it intends to buy, resulting from market conditions and, to the extent consistent with this policy, to accommodate cash flows. The Fund may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of initial deposits on its existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of the market value of the Fund's total assets.

The Fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of these positions without a corresponding purchase of securities.

To the extent the Fund enters into a futures contract, it will maintain assets in a segregated account with its custodian bank, to the extent required by the SEC, to cover its obligations with respect to the contract. The assets will consist of cash, cash equivalents or high quality debt securities from the Fund's portfolio in an amount equal to the difference between the fluctuating market value of the futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contract.

STOCK INDEX FUTURES AND
OPTIONS ON STOCK INDEX FUTURES

The Fund may buy and sell stock index futures contracts and options on stock index futures contracts.

STOCK INDEX FUTURES. A STOCK INDEX FUTURES CONTRACT OBLIGATES THE SELLER TO DELIVER (AND THE BUYER TO TAKE) AN AMOUNT OF CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC STOCK INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. NO PHYSICAL DELIVERY OF THE UNDERLYING STOCKS IN THE INDEX IS MADE.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to try to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. THE FUND MAY BUY AND SELL CALL AND PUT OPTIONS ON STOCK INDEX FUTURES TO HEDGE AGAINST RISKS OF MARKETSIDE PRICE MOVEMENTS. THE NEED TO HEDGE AGAINST THESE RISKS WILL DEPEND ON THE EXTENT OF DIVERSIFICATION OF THE FUND'S COMMON STOCK PORTFOLIO AND THE SENSITIVITY OF THESE INVESTMENTS TO FACTORS INFLUENCING THE STOCK MARKET AS A WHOLE.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

FUTURE DEVELOPMENTS. THE FUND MAY TAKE ADVANTAGE OF OPPORTUNITIES IN THE AREA OF OPTIONS AND FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND ANY OTHER DERIVATIVE INVESTMENTS THAT ARE NOT PRESENTLY CONTEMPLATED FOR USE BY THE FUND OR THAT ARE NOT CURRENTLY AVAILABLE BUT THAT MAY BE DEVELOPED, TO THE EXTENT THESE OPPORTUNITIES ARE BOTH CONSISTENT WITH THE FUND'S INVESTMENT OBJECTIVES AND LEGALLY PERMISSIBLE FOR THE FUND. BEFORE MAKING SUCH AN INVESTMENT, THE FUND WILL SUPPLEMENT ITS PROSPECTUS, IF APPROPRIATE.

TIMING OF THE FUND'S SECURITIES TRANSACTIONS

Normally, the Fund will buy securities for investment with a view to long-term appreciation. The Fund may on occasion, however, buy securities with the expectation of realizing gains over the short-term. Because the investment outlook of the types of securities that the Fund may buy may change as a result of unexpected developments in national or international securities markets, or in economic, monetary or political relationships, the Fund will not treat its portfolio turnover as a limiting factor. Changes in particular portfolio holdings may be made whenever it is considered that a security no longer has optimum growth potential or has reached its anticipated level of performance, or that another security appears to have a relatively greater opportunity for capital appreciation, and will be made without regard to the length of time a security has been held. The differences between the tax treatment of long-term gains and short-term gains may be considered, however, in determining the timing of portfolio transactions.

WHAT ARE THE FUND'S POTENTIAL RISKS?

Like all investments, there are risks associated with an investment in the Fund and its policies of investing in securities of companies engaged in mining, processing or dealing in gold or other precious metals and in gold bullion. These investments may involve the following special considerations:

1. Fluctuations in the Price of Gold. The price of gold has recently been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or reevaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries, and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold and, accordingly, the value of the Fund's investments in these securities.

2. Potential Effect of Concentration of Source of Supply and Control of Sales. Currently there are only four major sources of supply of primary gold production, and the market share of each source cannot be readily ascertained. One of the largest national producers of gold bullion and platinum is the Republic of South Africa. Changes in political and economic conditions affecting South Africa may have a direct impact on its sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa which, through its retention policies, controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national and international economic and political developments.

3. Tax and Currency Laws. Changes in the tax or currency laws of the U.S. and foreign countries may inhibit the Fund's ability to pursue or may increase the cost of pursuing its investment policies.

4. Unpredictable Monetary Policies, Economic and Political Conditions. The Fund's assets may be less liquid or the change in the value of its assets may be more volatile (and less related to general price movements in the U.S. markets) than investments in the securities of U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies and economic and political considerations, governmental controls, conditions of scarcity, surplus or speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price, of gold to a variety of economic factors that normally would not affect other types of commodities.

5. New and Developing Markets for Private Gold Ownership. Between 1933 and December 31, 1974, a market did not exist in the U.S. in which gold bullion could be purchased by individuals for investment purposes. Since it became legal to invest in gold, markets have developed in the U.S. Any large purchases or sales of gold bullion could have an effect on the price of gold bullion. Recently, several central banks have been sellers of gold bullion from their reserves. Sales by central banks and/or rumors of these sales have had a negative effect on gold prices.

6. Expertise of Advisers. The successful management of the Fund's portfolio may be more dependent upon the skills and expertise of Advisers than is the case for most mutual funds because of the need to evaluate the factors identified above. Moreover, in some countries, disclosures concerning an issuer's financial condition and results and other matters may be subject to less stringent regulatory provisions, or may be presented on a less uniform basis than is the case for issuers subject to U.S. securities laws. Issuers and securities exchanges in some countries may be subject to less stringent governmental regulations than is the case for U.S. companies.

OPTIONS, FUTURES AND OPTIONS ON FUTURES

The Fund's ability to hedge effectively all or a portion of its securities through transactions in options, futures, and options on futures depends on the degree to which price movements in the underlying security, currency or index correlate with price movements in the relevant portion of the Fund's securities. Inasmuch as these securities will not duplicate the components of any index or the underlying securities or currencies, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, currency or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of options, futures, and options on futures will be subject to Advisers' ability to predict correctly movements in the direction of the securities or currency markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual securities.

Positions in options, futures and options on futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close an option or futures position also could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for the option or futures contract.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of a put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general market trends by Advisers may still not result in a successful transaction.

Futures contracts entail other risks as well.
Although the Fund believes that the use of these contracts will benefit the Fund, if Advisers' judgment about the general direction of the market is incorrect, the Fund's overall performance would be poorer than if it had not entered into any futures contract. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds that it has hedged because it will have offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may, but will not necessarily be at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

HIGH YIELDING, FIXED-INCOME SECURITIES. AS STATED IN THE PROSPECTUS, THE FUND MAY INVEST A PORTION OF ITS ASSETS IN SECURITIES RATED BELOW INVESTMENT GRADE. THE MARKET VALUE OF LOWER RATED, FIXED-INCOME SECURITIES AND UNRATED SECURITIES OF COMPARABLE QUALITY, COMMONLY KNOWN AS JUNK BONDS, TENDS TO REFLECT INDIVIDUAL DEVELOPMENTS AFFECTING THE ISSUER TO A GREATER EXTENT THAN THE MARKET VALUE OF HIGHER RATED SECURITIES, WHICH REACT PRIMARILY TO FLUCTUATIONS IN THE GENERAL LEVEL OF INTEREST RATES. LOWER RATED SECURITIES ALSO TEND TO BE MORE SENSITIVE TO ECONOMIC CONDITIONS THAN HIGHER RATED SECURITIES. THESE LOWER RATED FIXED-INCOME SECURITIES ARE CONSIDERED BY THE RATING AGENCIES, ON BALANCE, TO BE PREDOMINANTLY SPECULATIVE WITH RESPECT TO THE ISSUER'S CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL IN ACCORDANCE WITH THE TERMS OF THE OBLIGATION AND WILL GENERALLY INVOLVE MORE CREDIT RISK THAN SECURITIES IN THE HIGHER RATING CATEGORIES. EVEN SECURITIES RATED TRIPLE-B BY STANDARD AND POOR'S CORPORATION ("S&P") OR MOODY'S INVESTOR SERVICE ("MOODY'S"), RATINGS WHICH ARE CONSIDERED INVESTMENT GRADE, POSSESS SOME SPECULATIVE CHARACTERISTICS.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Fund may have unrealized losses on defaulted securities that are reflected in the price of the Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Fund's net assets are impacted prior to the default. The Fund may retain an issue that has defaulted because the issue may present an opportunity for later price recovery.

High yielding, fixed-income securities frequently have call or buy-back features that permit an issuer to call or repurchase the securities from the Fund. Although these securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower yielding securities, which could result in less net investment income to the Fund. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications. The Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute the income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on these obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, buyers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of restricted securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The Fund may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy that continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the true operating results of the issuer. Factors adversely impacting the market value of high yielding securities will adversely impact the Fund's Net Asset Value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

REPURCHASE AGREEMENTS. THE USE OF REPURCHASE AGREEMENTS INVOLVES CERTAIN RISKS. FOR EXAMPLE, IF THE OTHER PARTY TO THE AGREEMENT DEFAULTS ON ITS OBLIGATION TO REPURCHASE THE UNDERLYING SECURITY AT A TIME WHEN THE VALUE OF THE SECURITY HAS DECLINED, THE FUND MAY INCUR A LOSS UPON DISPOSITION OF THE SECURITY. IF THE OTHER PARTY TO THE AGREEMENT BECOMES INSOLVENT AND SUBJECT TO LIQUIDATION OR REORGANIZATION UNDER THE BANKRUPTCY CODE OR OTHER LAWS, A COURT MAY DETERMINE THAT THE UNDERLYING SECURITY IS COLLATERAL FOR A LOAN BY THE FUND NOT WITHIN THE CONTROL OF THE FUND AND THEREFORE THE REALIZATION BY THE FUND ON THE COLLATERAL MAY BE AUTOMATICALLY STAYED. FINALLY, IT IS POSSIBLE THAT THE FUND MAY NOT BE ABLE TO SUBSTANTIATE ITS INTEREST IN THE UNDERLYING SECURITY AND MAY BE DEEMED AN UNSECURED CREDITOR OF THE OTHER PARTY TO THE AGREEMENT. WHILE ADVISERS ACKNOWLEDGES THESE RISKS, IT IS EXPECTED THAT IF REPURCHASE AGREEMENTS ARE OTHERWISE DEEMED USEFUL TO THE FUND, THESE RISKS CAN BE CONTROLLED THROUGH CAREFUL MONITORING PROCEDURES.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

 1. Purchase the stock or securities of any issuer other than those of the United States of America or its instrumentalities, if at the time of the investment the effect thereof shall be to cause more than 5% of the value of its assets to be invested at such time in the securities of such issuer;

 2. As to 75% of its total assets, purchase stock or securities of an issuer, other than the United States of America or its instrumentalities, if the effect thereof shall be to cause more than 10% of the voting securities of such issuer to be held by the Fund;

3. Borrow money in an amount in excess of 5% of the value of its total assets, and then only from banks for temporary or emergency purposes, and not for direct investment in securities;

 4. Lend its assets, except through the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors, or through loans of its portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 5. Underwrite the securities of other issuers or invest more than 10% of its assets in illiquid securities, including certain securities with legal or contractual restrictions on resale;

 6. Invest in securities for the purpose of exercising management or control of the issuer;

 7. Maintain a margin account with a securities dealer or effect short sales;

 8. Invest in commodities or commodity contracts, except that it may invest in gold bullion and foreign currency in the form of gold coins;

 9. Invest directly in real estate (although it may invest in real estate investment trusts) or in the securities of other open-end investment companies, except that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition and except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin Money Fund and other money market funds in the Franklin Group of Funds provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expenses of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and (iii) provided aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund;

 10. Invest in assessable securities or securities involving unlimited liability on the part of the Fund; or

11. Purchase or retain in its portfolio any security if any officer, director or security holder of the issuer is at the same time an officer, director or employee of the Fund or of Advisers and this person owns beneficially more than 1/2 of 1% of the securities and if all persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.

In addition to these fundamental policies, it is the present policy of the Fund, which may be changed without shareholder approval, not to pledge, mortgage or hypothecate the Fund's assets as security for loans, nor to engage in joint or joint and several trading accounts in securities, except that an order to buy or sell may be combined with orders from other persons to obtain lower brokerage commissions and except that the Fund may participate in a joint repurchase agreement with other funds in the Franklin Templeton Group of Funds. The Fund may not invest in real estate limited partnerships or in interests, other than publicly traded equity securities, in oil, gas, or other mineral leases, exploration or development. Investments in marketable securities issued by real estate investment trusts are not subject to this restriction. The Fund's investments in warrants, if any, other than those acquired by the Fund as a part of a unit, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets, including not more than 2% that are not listed on the New York or American Stock Exchange. The Fund will not invest in commodities or commodity contracts, except that the Fund may invest up to 10% of its total assets in gold bullion and gold coins, up to 5% of its total assets in options and futures and more than 5% of its total assets in options and futures for hedging purposes only or when these investments are covered by cash or securities.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).


 Frank H. Abbott, III (75)    Director
 1045 Sansome St.
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 32 of the investment companies in the Franklin Templeton Group of Funds.


 Harris J. Ashton (64)   Director
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.


*Harmon E. Burns (51)         Vice President
 777 Mariners Island Blvd.    and Director
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.


 S. Joseph Fortunato (64)     Director
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.


 David W. Garbellano (81)           Director
 111 New Montgomery St., #402
 San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Templeton Group of Funds.


*Charles B. Johnson (63)      Chairman of
777 Mariners Island Blvd.     the Board
San Mateo, CA 94404           and Director

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.


*Rupert H. Johnson, Jr. (56)  Vice President
777 Mariners Island Blvd.     and Director
San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 61 of the investment companies in the Franklin Templeton Group of Funds.


Frank W. T. LaHaye (67)  Director
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director, trustee or managing general partner, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.


*R. Martin Wiskemann (69)     President and
777 Mariners Island Blvd.     Director
San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds.


Kenneth V. Domingues (64)     Vice President -
777 Mariners Island Blvd.     Financial
San Mateo, CA 94404           Reporting and
                              Accounting
                              Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 38 of the investment companies in the Franklin Templeton Group of Funds.


Martin L. Flanagan (36)       Vice President
777 Mariners Island Blvd.     and Chief
San Mateo, CA 94404           Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.


Deborah R. Gatzek (47)        Vice President
777 Mariners Island Blvd.     and Secretary
San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.


Diomedes Loo-Tam (57)         Treasurer and
777 Mariners Island Blvd.     and Principal
 San Mateo, CA 94404          Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 38 of the investment companies in the Franklin Templeton Group of Funds.


Edward V. McVey (59)          Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $150 per month plus $150 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Fund and by other funds in the Franklin Templeton Group of Funds.


                                                                Number of Boards
                                             Total Fees         in the Franklin
                               Total Fees   Received from the   Templeton Group
                             Received from Franklin Templeton of Funds on Which
Name                           the Fund*    Group of Funds**     Each Serves***

Frank H. Abbott, III..............   $3,600    $162,420            32
Harris J. Ashton..................    3,600     327,925            56
S. Joseph Fortunato...............    3,600     344,745            58
David Garbellano..................    3,600     146,100            31
Frank W.T. LaHaye.................    3,450     143,200            27

*For the fiscal year ended July  31, 1996.

**For the calendar year ended December 31, 1995.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 62 registered investment companies, with approximately 174 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 6, 1996, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 9,316 Class I shares, or less than 1% of the total outstanding Class I shares of the Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT MANAGEMENT
AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. THE FUND'S INVESTMENT MANAGER IS ADVISERS. ADVISERS PROVIDES INVESTMENT RESEARCH AND PORTFOLIO MANAGEMENT SERVICES, INCLUDING THE SELECTION OF SECURITIES FOR THE FUND TO BUY, HOLD OR SELL AND THE SELECTION OF BROKERS THROUGH WHOM THE FUND'S PORTFOLIO TRANSACTIONS ARE EXECUTED. ADVISERS' ACTIVITIES ARE SUBJECT TO THE REVIEW AND SUPERVISION OF THE BOARD TO WHOM ADVISERS RENDERS PERIODIC REPORTS OF THE FUND'S INVESTMENT ACTIVITIES. ADVISERS IS COVERED BY FIDELITY INSURANCE ON ITS OFFICERS, DIRECTORS AND EMPLOYEES FOR THE PROTECTION OF THE FUND.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information Summary of Code of Ethics."

MANAGEMENT FEES. UNDER ITS MANAGEMENT AGREEMENT, THE FUND PAYS ADVISERS A MANAGEMENT FEE EQUAL TO A MONTHLY RATE OF 5/96 OF 1% (APPROXIMATELY 5/8 OF 1% PER YEAR) FOR THE FIRST $100 MILLION OF AVERAGE MONTHLY NET ASSETS OF THE FUND; 1/24 OF 1% (APPROXIMATELY 1/2 OF 1% PER YEAR) OF AVERAGE MONTHLY NET ASSETS OF THE FUND IN EXCESS OF $100 MILLION UP TO $250 MILLION; AND 9/240 OF 1% (APPROXIMATELY 45/100 OF 1% PER YEAR) OF AVERAGE MONTHLY NET ASSETS OF THE FUND IN EXCESS OF $250 MILLION. THE FEE IS COMPUTED AT THE CLOSE OF BUSINESS ON THE LAST BUSINESS DAY OF EACH MONTH. EACH CLASS PAYS ITS PROPORTIONATE SHARE OF THE MANAGEMENT FEE.

For the fiscal years ended July 31, 1994, 1995 and 1996, management fees totaling $1,960,100, $2,063,979 and $2,024,845, respectively, were paid to Advisers.

MANAGEMENT AGREEMENT. THE MANAGEMENT AGREEMENT IS IN EFFECT UNTIL APRIL 30, 1997. IT MAY CONTINUE IN EFFECT FOR SUCCESSIVE ANNUAL PERIODS IF ITS CONTINUANCE IS SPECIFICALLY APPROVED AT LEAST ANNUALLY BY A VOTE OF THE BOARD OR BY A VOTE OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AND IN EITHER EVENT BY A MAJORITY VOTE OF THE BOARD MEMBERS WHO ARE NOT PARTIES TO THE MANAGEMENT AGREEMENT OR INTERESTED PERSONS OF ANY SUCH PARTY (OTHER THAN AS MEMBERS OF THE BOARD), CAST IN PERSON AT A MEETING CALLED FOR THAT PURPOSE. THE MANAGEMENT AGREEMENT MAY BE TERMINATED WITHOUT PENALTY AT ANY TIME BY THE BOARD OR BY A VOTE OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, OR BY ADVISERS ON 30 DAYS' WRITTEN NOTICE, AND WILL AUTOMATICALLY TERMINATE IN THE EVENT OF ITS ASSIGNMENT, AS DEFINED IN THE 1940 ACT.

ADMINISTRATIVE SERVICES. UNDER AN AGREEMENT WITH ADVISERS, FT SERVICES PROVIDES CERTAIN ADMINISTRATIVE SERVICES AND FACILITIES FOR THE FUND. THESE INCLUDE PREPARING AND MAINTAINING BOOKS, RECORDS, AND TAX AND FINANCIAL REPORTS, AND MONITORING COMPLIANCE WITH REGULATORY REQUIREMENTS. FT SERVICES IS A WHOLLY OWNED SUBSIDIARY OF RESOURCES.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

SHAREHOLDER SERVICING AGENT. INVESTOR SERVICES, A WHOLLY OWNED SUBSIDIARY OF RESOURCES, IS THE FUND'S SHAREHOLDER SERVICING AGENT AND ACTS AS THE FUND'S TRANSFER AGENT AND DIVIDEND-PAYING AGENT. INVESTOR SERVICES IS COMPENSATED ON THE BASIS OF A FIXED FEE PER ACCOUNT.

CUSTODIANS. BANK OF NEW YORK, MUTUAL FUNDS DIVISION, 90 WASHINGTON STREET, NEW YORK, NEW YORK, 10286, ACTS AS CUSTODIAN OF THE SECURITIES AND OTHER ASSETS OF THE FUND. BANK OF AMERICA NT & SA, 555 CALIFORNIA STREET, 4TH FLOOR, SAN FRANCISCO, CALIFORNIA 94104, ACTS AS CUSTODIAN FOR CASH RECEIVED IN CONNECTION WITH THE PURCHASE OF FUND SHARES. CITIBANK DELAWARE, ONE PENN'S WAY, NEW CASTLE, DELAWARE 19720, ACTS AS CUSTODIAN IN CONNECTION WITH TRANSFER SERVICES THROUGH BANK AUTOMATED CLEARING HOUSES. THE CUSTODIANS DO NOT PARTICIPATE IN DECISIONS RELATING TO THE PURCHASE AND SALE OF PORTFOLIO SECURITIES.

AUDITORS. COOPERS & LYBRAND L.L.P., 333 MARKET STREET, SAN FRANCISCO, CALIFORNIA 94105, ARE THE FUND'S INDEPENDENT AUDITORS. DURING THE FISCAL YEAR ENDED JULY 31, 1996, THEIR AUDITING SERVICES CONSISTED OF RENDERING AN OPINION ON THE FINANCIAL STATEMENTS OF THE FUND INCLUDED IN THE FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED JULY 31, 1996. ADVISOR CLASS SHARES OF THE FUND WERE NOT OFFERED TO THE PUBLIC BEFORE JANUARY 1, 1997.

HOW DOES THE FUND
BUY SECURITIES FOR ITS PORTFOLIO?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by Advisers in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Advisers seeks to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between Advisers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The amount of commission is not the only factor Advisers considers in the selection of a broker to execute a trade. If Advisers believes it is in the Fund's best interest, Advisers may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of Advisers, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist Advisers in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to Advisers in advising other clients.

When Advisers believes several brokers are equally able to provide the best net price and execution, it may decide to execute transactions through brokers who provide quotations and other services to the Fund, in an amount of total brokerage as may reasonably be required in light of these services. Specifically, these services may include providing the quotations necessary to determine the Fund's Net Asset Value, as well as research, statistical and other data.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's port-folio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended July 31, 1994, 1995 and 1996, the Fund paid brokerage commissions totaling $93,141, $163,994, and $552,944, respectively.

As of July 31, 1996, the Fund did not own any securities issued by its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. THERE ARE NO SERVICE CHARGES FOR ESTABLISHING OR MAINTAINING A SYSTEMATIC WITHDRAWAL PLAN. ONCE YOUR PLAN IS ESTABLISHED, ANY DISTRIBUTIONS PAID BY THE FUND WILL BE AUTOMATICALLY REINVESTED IN YOUR ACCOUNT. PAYMENTS UNDER THE PLAN WILL BE MADE FROM THE REDEMPTION OF AN EQUIVALENT AMOUNT OF SHARES IN YOUR ACCOUNT, GENERALLY ON THE FIRST BUSINESS DAY OF THE MONTH IN WHICH A PAYMENT IS SCHEDULED BEFORE FEBRUARY 1997 AND ON THE 25TH DAY OF THE MONTH BEGINNING WITH YOUR FEBRUARY 1997 PAYMENT. IF THE 25TH FALLS ON A WEEKEND OR HOLIDAY, WE WILL PROCESS THE REDEMPTION ON THE PRIOR BUSINESS DAY.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. IF YOU SELL SHARES THROUGH YOUR SECURITIES DEALER, IT IS YOUR DEALER'S RESPONSIBILITY TO TRANSMIT THE ORDER TO THE FUND IN A TIMELY FASHION. ANY LOSS TO YOU RESULTING FROM YOUR DEALER'S FAILURE TO DO SO MUST BE SETTLED BETWEEN YOU AND YOUR SECURITIES DEALER.

REDEMPTIONS IN KIND. THE FUND HAS COMMITTED ITSELF TO PAY IN CASH (BY CHECK) ALL REQUESTS FOR REDEMPTION BY ANY SHAREHOLDER OF RECORD, LIMITED IN AMOUNT, HOWEVER, DURING ANY 90-DAY PERIOD TO THE LESSER OF $250,000 OR 1% OF THE VALUE OF THE FUND'S NET ASSETS AT THE BEGINNING OF THE 90-DAY PERIOD. THIS COMMITMENT IS IRREVOCABLE WITHOUT THE PRIOR APPROVAL OF THE SEC. IN THE CASE OF REDEMPTION REQUESTS IN EXCESS OF THESE AMOUNTS, THE BOARD RESERVES THE RIGHT TO MAKE PAYMENTS IN WHOLE OR IN PART IN SECURITIES OR OTHER ASSETS OF THE FUND, IN CASE OF AN EMERGENCY, OR IF THE PAYMENT OF SUCH A REDEMPTION IN CASH WOULD BE DETRIMENTAL TO THE EXISTING SHAREHOLDERS OF THE FUND. IN THESE CIRCUMSTANCES, THE SECURITIES DISTRIBUTED WOULD BE VALUED AT THE PRICE USED TO COMPUTE THE FUND'S NET ASSETS AND YOU MAY INCUR BROKERAGE FEES IN CONVERTING THE SECURITIES TO CASH. THE FUND DOES NOT INTEND TO REDEEM ILLIQUID SECURITIES IN KIND. IF THIS HAPPENS, HOWEVER, YOU MAY NOT BE ABLE TO RECOVER YOUR INVESTMENT IN A TIMELY MANNER.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. THE FRANKLIN TEMPLETON INSTITUTIONAL SERVICES DEPARTMENT PROVIDES SPECIALIZED SERVICES, INCLUDING RECORDKEEPING, FOR INSTITUTIONAL INVESTORS. THE COST OF THESE SERVICES IS NOT BORNE BY THE FUND.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, a portion of the income distributions paid by the Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be provided by the Fund annually in the Fund's Annual Report to Shareholders.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with t0heir tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the 12 month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount you received, subject to the rules described below. If such shares are a capital asset in your hands, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if your shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

All or a portion of the sales charge incurred in buying shares of the Fund will not be included in the federal tax basis of shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if you reinvest the sales proceeds in the Fund or in another fund in the Franklin Templeton Funds, and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of the sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

The Fund's investment in options and forward contracts are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term and 40% short-term. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by the Fund.

When the Fund holds an option or contract that substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in options and futures contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are generally subject to Section 988 of the Code which may cause the gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to you.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and other types of qualifying income. Foreign exchange gains derived by the Fund with respect to the Fund's business of investing in securities or options or futures with respect to such securities is qualifying income for purposes of this 90% limitation.

If the Fund owns shares in a foreign corporation that is a "passive foreign investment company" ("PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income."

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares of stock held by the Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. These excess distribution amounts are treated as ordinary income, which the Fund will be required to distribute to you even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after promulgation of the proposed regulations as final regulations.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors will not receive compensation from the Fund for acting as underwriter with respect to the Advisor Class shares.


HOW DOES THE FUND
MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for the Advisor Class shares follows. For any period prior to January 1, 1997, the standardized performance quotations for Advisor Class will be calculated by substituting the performance of Class I for the relevant time period, and excluding the effect of the maximum sales charge and including the effect of Rule 12b-1 fees applicable to Class I. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. AVERAGE ANNUAL TOTAL RETURN IS DETERMINED BY FINDING THE AVERAGE ANNUAL RATES OF RETURN OVER ONE-, FIVE- AND TEN-YEAR PERIODS THAT WOULD EQUATE AN INITIAL HYPOTHETICAL $1,000 INVESTMENT TO ITS ENDING REDEEMABLE VALUE. THE CALCULATION ASSUMES INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED AT NET ASSET VALUE. THE QUOTATION ASSUMES THE ACCOUNT WAS COMPLETELY REDEEMED AT THE END OF EACH ONE-, FIVE- AND TEN-YEAR PERIOD AND THE DEDUCTION OF ALL APPLICABLE CHARGES AND FEES. THE AVERAGE ANNUAL TOTAL RETURN FOR ADVISOR CLASS SHARES FOR THE ONE-, FIVE- AND TEN-YEAR PERIODS ENDED JULY 31, 1996, WAS 1.65%, 5.51%, AND 11.92%.

These rates of return will be calculated according to the SEC formula:

P(1+T)n = ERV

where:

P  = a hypothetical initial payment of $1,000

T  = average annual total return

n  = number of years

ERV =ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods

CUMULATIVE TOTAL RETURN. THE FUND MAY ALSO QUOTE THE CUMULATIVE TOTAL RETURN FOR EACH CLASS, IN ADDITION TO THE AVERAGE ANNUAL TOTAL RETURN. THESE QUOTATIONS ARE COMPUTED THE SAME WAY, EXCEPT THE CUMULATIVE TOTAL RETURN WILL BE BASED ON THE ACTUAL RETURN FOR EACH CLASS FOR A SPECIFIED PERIOD RATHER THAN ON THE AVERAGE RETURN OVER ONE-, FIVE- AND TEN-YEAR PERIODS. THE CUMULATIVE TOTAL RETURN FOR ADVISOR CLASS SHARES FOR THE ONE-, FIVE- AND TEN-YEAR PERIODS ENDED JULY 31, 1996, WAS 1.65%, 30.78%, AND 208.38%.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

For any period prior to January 1, 1997, sales literature about Advisor Class may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI by substituting the performance of Class I for the relevant time period and excluding the effect of the maximum sales charge and Rule 12b-1 fees, applicable to Class I.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The NYSE composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of Advisor Class to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.6 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $153 billion in assets under management for more than 4.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 125 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding Advisor Class shares.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended May 31, 1996, including the auditors' report, are incorporated herein by reference. These audited financial statements do not include information for Advisor Class as these shares were not publicly offered prior to the date of this SAI.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II" and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. Class I and Class II differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MOODY'S - Moody's Investors Service, Inc.

Mutual Series - Franklin Mutual Series Fund Inc., a member of the Franklin Group of Funds, formerly the Mutual Series Fund. Each series of Mutual Series began offering three classes of shares on November 1, 1996; Class I, Class II and Class Z. All shares sold before that time are designated Class Z shares.

NASD - National Association of Securities
Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II. Advisor Class shares have no front-end sales charge.

PROSPECTUS - The prospectus for Advisor Class of the Fund dated January 1, 1997, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly-owned subsidiaries of Resources.

APPENDIX

ADDITIONAL DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS

Moody's

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.